Exhibit 10.2

Execution Version

AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED MULTI-CURRENCY NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

THIS AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED MULTICURRENCY NOTE PURCHASE AND PRIVATE SHELF AGREEMENT (this “Amendment”) is dated as of April 1, 2025 and is made by and among MSA SAFETY INCORPORATED, a Pennsylvania corporation (the “Company”), each Guarantor party hereto, PGIM, INC. (“Prudential”) and each of the holders of Notes (as defined below) (collectively, the “Noteholders”).

RECITALS

WHEREAS, the Company, Prudential and the Noteholders previously entered into that certain Third Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement dated July 1, 2021, as amended by that certain Amendment No. 1 and Consent to Third Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement dated as of December 30, 2022, that certain Amendment No. 2 to Third Amended and Restated Multi-Currency Note Purchase and Shelf Agreement dated as of June 29, 2023 and that certain Amendment No. 3 to Third Amended and Restated Multi-Currency Note Purchase and Shelf Agreement dated as of July 1, 2024 (as so amended and as in effect immediately prior to giving effect to this Amendment, the “Existing Shelf Agreement”, and as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Shelf Agreement”), pursuant to which the Company (i) previously issued and sold to certain of the Noteholders £54,945,054.94 in aggregate principal amount of its 3.40% Series B Senior Notes due January 22, 2031 (as the same may be amended, restated, supplemented or modified from time to time, collectively, the “Series B Notes”), (ii) previously issued and sold to certain of the Noteholders $100,000,000 in aggregate principal amount of its 2.69% Series C Senior Notes due July 1, 2036 (as the same may be amended, restated, supplemented or modified from time to time, collectively, the “Series C Notes”) and (iii) authorized the issuance and sale from time to time (within limits prescribed by Prudential under the Existing Shelf Agreement) of its additional senior promissory notes in an aggregate principal amount up to the Available Facility Amount (as the same may be amended, restated, supplemented or modified from time to time, collectively, the “Shelf Notes” and together with the Series B Notes and the Series C Notes, collectively, the “Notes”).

WHEREAS, the Company has requested, and the Noteholders party hereto have agreed, subject to the terms and conditions hereof, to amend certain provisions of the Existing Shelf Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. Incorporation of Recitals. The foregoing recitals are incorporated herein by reference as if fully set forth herein.

2. Certain Definitions. Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings assigned to such terms in the Shelf Agreement.

3. Amendments. Effective as of the Effective Date, the parties hereto agree that:

(a) Section 11.1(c) of the Existing Shelf Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Indebtedness under (i) the Bank Credit Agreement in an aggregate principal amount not to exceed $1,300,000,000 at any time, (ii) the Bank Guarantees, in each case, as the same may be extended, renewed or refinanced, (iii) the NYL Note Facility and the NYL Notes in an aggregate principal amount not to exceed $200,000,000 at any time; and (iv) the NYL Note Facility Guarantees;”

(b) Schedule B (Defined Terms) to the Existing Shelf Agreement is hereby amended by amending and restating the following defined terms in their entirety to read as follows:

“Acquisition Period” means a period of four consecutive fiscal quarters of the Company beginning with a fiscal quarter during which the Company or its Subsidiaries consummates a Permitted Acquisition for which the aggregate consideration payable equals or exceeds $100,000,000 (or its equivalent in Dollars as determined on the date such Permitted Acquisition is consummated), and including such fiscal quarter and the immediately three succeeding fiscal quarters. The Company may elect to designate in writing to the holders of the Notes the commencement of an Acquisition Period (which election shall be made prior to the last day of the fiscal quarter in which the relevant Permitted Acquisition is consummated).

“Bank Credit Agreement” means that certain Fifth Amended and Restated Credit Agreement, dated as of April 1, 2025, by and among the Company, each of the other borrowers from time to time party thereto, each of the guarantors from time to time party thereto, each of the Bank Lenders from time to time party thereto and PNC Bank, National Association, in its capacity as Administrative Agent, as the same may be amended, restated, amended and restated, supplemented, modified, renewed, extended, replaced or refinanced from time to time to the extent permitted by the terms hereof.

(c) Schedule B (Defined Terms) to the Existing Shelf Agreement is hereby amended by inserting the following new defined term in its correct alphabetical order:

“Pension Plan” means an “employee benefit plan” (as defined in section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code and is sponsored or maintained by the Company or any ERISA Affiliate or to which the Company or any ERISA Affiliate contributes or has an obligation to contribute, or has made contributions at any time during the immediately preceding six plan years.

4. Representations and Warranties. Each Obligor hereby represents and warrants and certifies to Prudential and the Noteholders that:

(a) This Amendment (i) has been duly and validly executed and delivered by the Obligors, and (ii) constitutes a legal, valid and binding obligation of each Obligor, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally or by equitable principles relating to enforceability. Each Obligor has full power to enter into, execute, deliver and carry out this Amendment, and all such actions have been duly authorized by all necessary proceedings on its part.

(b) Neither the execution and delivery of this Amendment by any Obligor nor the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof by any of them will (i) contravene or breach any of the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Obligor, (ii) contravene or violate any Law to which any Obligor or any of its Subsidiaries is subject or (iii) constitute a default under or result in a breach of any material agreement or instrument or order, writ, judgment, injunction or decree to which any Obligor or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property of any Obligor or any of its Subsidiaries. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Governmental Authority or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Amendment, other than those obtained and in full force and effect.

(c) No Default or Event of Default exists immediately prior to and after giving effect to this Amendment.

(d) Other than the fees payable in connection with the execution of the Fifth A&R Credit Agreement (as defined below), no fee or other consideration has been paid, is payable or will be paid, directly or indirectly, by the Company to any Person party to (i) the NYL Note Facility (or any agent for any such Person) as an inducement to such Person’s execution and delivery of that certain Amendment No. 4 to Second Amended and Restated Master Note Facility, dated as of the date hereof, by and between the Company, NYL Investors LLC and each of the noteholders party thereto amending the NYL Note Facility (the “NYL Note Facility Amendment”), or (ii) any related amendment, waiver or consent to or under any other loan agreement, note purchase agreement, indenture or other agreement evidencing any other Indebtedness of the Company executed in connection with the transactions contemplated hereby.

(e) All representations and warranties set forth in the Shelf Agreement are true and correct on the date hereof as if made again on and as of the date hereof (except those, if any, which by their terms specifically relate only to an earlier date, in which event such representations and warranties were true and correct as of such earlier date).

5. Effectiveness of Amendment. This Amendment shall become effective on the date on which each of the following conditions precedent shall have been satisfied in a manner reasonably satisfactory to Prudential and the Required Holder (such date, the “Effective Date”):

(a) Execution and Delivery. Each Obligor, Prudential and the Required Holders shall have executed and delivered a counterpart of this Amendment.

(b) Other Financing Documents. The Noteholders shall have received fully executed copies of the following, each in form and substance satisfactory to the Required Holders:

(i) the NYL Note Facility Amendment, and

(ii) that certain Fifth Amended and Restated Credit Agreement, dated as of April 1, 2025, by and among the Company, each of the other borrowers from time to time party thereto, each of the guarantors from time to time party thereto, each of the Bank Lenders from time to time party thereto and PNC Bank, National Association, as Administrative Agent (the “Fifth A&R Credit Agreement”).

(c) Fees and Expenses. The Company shall have paid or caused to be paid all fees and expenses for which the Noteholders are entitled to be paid or reimbursed on or prior to the date hereof pursuant to the terms and conditions of the Existing Shelf Agreement, including the reasonable and documented fees and expenses of counsel to the Noteholders to the extent such fees and expenses have been invoiced prior to the date hereof.

(d) No Default; No Material Adverse Effect. After giving effect to this Amendment and the consummation of the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing. Since December 31, 2024, no Material Adverse Effect has occurred.

(e) Representations and Warranties. The representations and warranties of the Obligors contained in Section 4 hereof shall be true and correct as of the Effective Date after giving effect to this Amendment.

(f) Organizational Chart. The Noteholders shall have received an updated copy of the organizational structure chart for the Obligors and their Subsidiaries, as in effect on the date hereof.

(g) Termination of 2022 Term Loan Credit Agreement. The Noteholders shall have received evidence (in form and substance reasonably satisfactory to the Required Holders) of the repayment in full of all Indebtedness under and in respect of the 2022 Term Loan Credit Agreement and the termination of the 2022 Term Loan Credit Agreement and all related financing documents executed in connection therewith and the termination and release of all guarantees and Liens (if any) securing all or any portion of such Indebtedness.

(h) Other Documents and Deliveries. Prudential, the Noteholders and their special counsel shall have received such other documents, instruments or other materials as they shall have reasonably requested.

6. Force and Effect. Each Obligor: (a) reconfirms, restates, and ratifies the Existing Shelf Agreement, the other Financing Documents and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment; (b) confirms that all such documents remain in full force and effect since the date of their execution; and (c) acknowledges and agrees that this Amendment is a Financing Document as defined under the Existing Shelf Agreement, and a violation of any provision of this Amendment shall constitute an Event of Default (after giving effect to any applicable grace period) under the Existing Shelf Agreement. The amendments set forth in Section 3 hereof shall be limited precisely as provided for herein and shall not be deemed to be a waiver of any Default or Event of Default that may hereafter occur or heretofore have occurred and be continuing or otherwise constitute a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Shelf Agreement or of any term or provision of any other Financing Document or of any transaction or future action on the part of the Company or any other Obligor which would require the consent of Prudential or any of the Noteholders under the Shelf Agreement or any other Financing Document.

7. Further Assurances. The Company and each Obligor agrees to execute such other documents, instruments and agreements and take such further actions reasonably requested by the Noteholders to effectuate the provisions of this Amendment.

8. Counterparts; Effectiveness.

(a) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(b) The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act. The parties hereto agree that this Amendment may, at the Required Holders’ option, be in the form of an electronic record and may be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Required Holders of a manually signed paper signature page which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

9. Section Headings. Section headings used in this Amendment are for convenience of reference only and shall not govern the interpretation of any of the provisions of this Amendment.

10. Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

11. Fees and Costs. The Company will pay on demand all out-of-pocket fees, costs, and expenses of the Noteholders, including but not limited to the reasonable and documented fees and expenses of outside counsel, in connection with the preparation, execution, and delivery of this Amendment.

12. Governing Law, Etc. The terms of the Existing Shelf Agreement relating to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

COMPANY:

MSA SAFETY INCORPORATED

By:	/s/ Elyse L. Brody
Name:	Elyse L. Brody
Title:	Interim Chief Financial Officer

GUARANTORS:

MSA ADVANCED DETECTION, LLC

By:	/s/ James M. Daugherty
Name:	James M. Daugherty
Title:	Vice President

GENERAL MONITORS, INC.

By:	/s/ James M. Daugherty
Name:	James M. Daugherty
Title:	Vice President

MSA INTERNATIONAL, LLC

By:	/s/ James M. Daugherty
Name:	James M. Daugherty
Title:	President

MSA SAFETY DEVELOPMENT, LLC

By:	/s/ Thomas M. Salapow
Name:	Thomas M. Salapow
Title:	President

[MSA Safety – Signature Page to Amendment No. 4 to Third Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement (Prudential)]

MSA TECHNOLOGY, LLC

By:	/s/ James M. Daugherty
Name: James M. Daugherty
Title: Vice President

MSA INNOVATION, LLC

By:	/s/ James M. Daugherty
Name: James M. Daugherty
Title: Vice President

MSA SAFETY SALES, LLC

By:	/s/ Jessica Gusmar
Name: Jessica Gusmar
Title: Vice President

MSA SAFETY PITTSBURGH MANUFACTURING, LLC

By:	/s/ Jessica Gusmar
Name: Jessica Gusmar
Title: Vice President

GLOBE HOLDING COMPANY, LLC

By:	/s/ James M. Daugherty
Name: James M. Daugherty
Title: Vice President

SAFETY IO, LLC

By:	/s/ Gregory L. Martin
Name: Gregory L. Martin
Title: President

[MSA Safety – Signature Page to Amendment No. 4 to Third Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement (Prudential)]

BACHARACH HOLDING CORP.

By:	/s/ Anthony J. Halli
Name: Anthony J. Halli
Title: Vice President

BACHARACH, INC.

By:	/s/ Anthony J. Halli
Name: Anthony J. Halli
Title: Vice President

MSA WORLDWIDE, LLC

By:	/s/ James M. Daugherty
Name: James M. Daugherty
Title: Assistant Treasurer

MSA SAFETY JACKSONVILLE MANUFACTURING, LLC

By:	/s/ James M. Daugherty
Name: James M. Daugherty
Title: Vice President

[MSA Safety – Signature Page to Amendment No. 4 to Third Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement (Prudential)]

PRUDENTIAL:

PGIM, INC.

By:	/s/ Julie Langdon
Name: Julie Langdon
Title: Vice President

NOTEHOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Julie Langdon
Name: Julie Langdon
Title: Vice President

ZURICH AMERICAN INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Julie Langdon
Name: Julie Langdon
Title: Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	PGIM, Inc. as Investment Advisor

	By:	/s/ Julie Langdon
Name: Julie Langdon
Title: Vice President

[MSA Safety – Signature Page to Amendment No. 4 to Third Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement (Prudential)]

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Julie Langdon
Name:	Julie Langdon
Title:	Assistant Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By:	PGIM, Inc.
as Investment Advisor

	By:	/s/ Julie Langdon
	Name:	Julie Langdon
	Title:	Vice President

PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY

By:	PGIM, Inc. as Investment Advisor

	By:	/s/ Julie Langdon
	Name:	Julie Langdon
	Title:	Vice President

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

By:	Prudential Investment Management Japan Co., Ltd., as Investment Manager

By:	PGIM, Inc.
as Sub-Advisor

By:	/s/ Julie Langdon
Name:	Julie Langdon
Title:	Vice President

[MSA Safety – Signature Page to Amendment No. 4 to Third Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement (Prudential)]